UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 26, 2012

Date of Report (Date of earliest event reported)

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Departure of a Director

On April 26, 2012, Mr. Ricardo Salgado tendered his resignation pursuant to the NYSE Euronext Amended and Restated Bylaws after he did not receive a majority of votes cast for reelection at the annual meeting of NYSE Euronext stockholders held on such date. The Board of Directors of NYSE Euronext accepted the resignation of Mr. Salgado.

A copy of the press release announcing Mr. Salgado’s resignation and NYSE Euronext’s acceptance is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The stockholders of NYSE Euronext voted on four proposals at the annual stockholders’ meeting held on April 26, 2012:

1. To elect 16 directors of NYSE Euronext to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2. To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as NYSE Euronext’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

3. To act upon, on a non-binding, advisory basis, a Company proposal to approve executive compensation (“Say-on-Pay” Proposal).

4. To act upon a stockholder proposal regarding the power of stockholders to call special meetings.

The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

Proposal No. 1: All of the director nominees, other than Mr. Salgado, were elected to NYSE Euronext’s Board of Directors based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions
Jan-Michiel Hessels (Chairman)	145,334,792	28,253,516	291,389
Marshall N. Carter (Deputy Chairman)	145,709,655	28,004,879	165,163
Duncan L. Niederauer (Chief Executive Officer)	155,151,377	18,571,050	157,270
Dominique Cerutti (President & Deputy Chief Executive Officer)	155,443,090	18,169,914	266,693
André Bergen	154,022,758	19,487,342	369,597
Ellyn L. Brown	145,528,328	28,050,088	301,281
Patricia M. Cloherty	154,160,624	19,438,966	280,107
Sir George Cox	155,232,316	18,363,840	283,541
Sylvain Hefes	145,349,888	28,214,180	315,649
Duncan M. McFarland	141,690,354	31,931,313	258,030
James J. McNulty	141,295,171	32,316,336	268,190
Ricardo Salgado	79,913,060	93,625,591	341,046
Robert G. Scott	155,451,861	18,166,016	261,820
Jackson P. Tai	153,167,734	20,454,071	257,892
Rijnhard van Tets	155,376,807	18,209,389	293,501
Sir Brian Williamson	140,332,161	33,290,476	257,060

There were 41,908,734 broker non-votes for this proposal.

Proposal No. 2: The proposal to ratify the selection of PricewaterhouseCoopers LLP as NYSE Euronext’s independent registered public accounting firm for the fiscal year ending December 31, 2012 received the following votes:

•	213,287,739 votes for approval

•	1,642,853 votes against

•	857,839 abstentions

Proposal No. 3: The “Say-On-Pay” Proposal received the following votes:

•	98,613,748 votes for approval

•	74,365,917 votes against

•	900,032 abstentions

There were 41,908,734 broker non-votes for this proposal.

Proposal No. 4: The stockholder proposal regarding the power of stockholders to call special meetings received the following votes:

•	102,917,646 votes for approval

•	68,639,988 votes against

•	2,322,063 abstentions

There were 41,908,734 broker non-votes for this proposal.

A copy of the press release announcing the results of the stockholder vote is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 26, 2012, entitled “NYSE Euronext Board of Directors Accepts Resignation of Ricardo Salgado”

99.2	Press Release, dated April 27, 2012, entitled “NYSE Euronext Announces 2012 Annual Meeting of Stockholders Vote Results ”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE EURONEXT

Date: April 27, 2012	By:	/s/ Janet L. McGinness
Name: Janet L. McGinness
Title: Executive Vice President & Corporate Secretary